Other operating income	6 Months Ended
Jul. 31, 2019
Analysis of income and expense [abstract]
Other operating income
Other operating income

Analysis of other operating income by	Three months ended July 31, 2019	Three months ended July 31, 2018	Six months ended July 31, 2019	Six months ended July 31, 2018
category	£000s	£000s	£000s	£000s
Income recognized in respect of BARDA	3,489	2,022	8,108	5,305
Grant income	149	201	396	304
Research and development credit	497	(65)	502	—
Income on release of the US not for profit organizations financial liability	—	539	—	539
Other income	—	2	—	6
	4,135	2,699	9,006	6,154

BARDA
In September 2017, the Group was awarded a funding contract from the Biomedical Advanced Research and Development Authority ('BARDA'), an agency of the US government's Department of Health and Human Services' Office of the Assistant Secretary for Preparedness and Response, to fund a specified portion of the clinical and regulatory development activities of ridinilazole for the treatment of C. difficile infections ('CDI').

Under the terms of this contract, the Group was initially eligible to receive base period funding of $32 million. In addition, the contract includes three option work segments that, if exercised in full by BARDA, would increase the total federal government funding under the contract to approximately $62 million. In August 2018, BARDA exercised one of the option work segments worth $12 million. In June 2019, BARDA increased the total value of the funding contract to up to $63.7 million; at this time, BARDA also exercised a second of the option work segments worth $9.6 million to bring the total amount of committed BARDA funding to $53.6 million. The remaining federal government funding is dependent on BARDA in its sole discretion exercising the final independent option work segment, upon the achievement by the Group of certain agreed-upon milestones for ridinilazole.

During the three months ended July 31, 2019, the Group recognized funding income from BARDA of £3.5 million for the CDI program (three months ended July 31, 2018: £2.0 million). During the six months ended July 31, 2019, the Group recognized funding income from BARDA of £8.1 million for the CDI program (six months ended July 31, 2018: £5.3 million).

CARB-X

In July 2018, the Group was granted a sub-award of up to $4.5 million from the Trustees of Boston University under the Combating Antibiotic Resistant Bacteria Biopharmaceutical Accelerator program, or CARB-X. Under the CARB-X award, the Group received an initial $2.0 million in funding from CARB-X in July 2018 that, in part, helped fund the selection of a preclinical candidate from the Group's lead gonorrhea series of clinical candidates. The remaining $2.5 million is split into two option segments, which may be exercised by CARB-X upon the achievement of certain development milestones. If exercised in full, this funding could support the development of the selected gonorrhea candidate through the end of a Phase 1 clinical trial. During the three months ended July 31, 2019, the Group recognized grant income from CARB-X of £0.1 million (three months ended July 31, 2018: £0.1 million). During the six months ended July 31, 2019, the Group recognized grant income from CARB-X of £0.4 million (six months ended July 31, 2018: £0.1 million).